UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2025

SOTHERLY HOTELS INC.

SOTHERLY HOTELS LP

(Exact name of Registrant as Specified in Its Charter)

Maryland (Sotherly Hotels Inc.) Delaware (Sotherly Hotels LP)	001-32379 (Sotherly Hotels Inc.) 001-36091 (Sotherly Hotels LP)	20-1531029 (Sotherly Hotels Inc.) 20-1965427 (Sotherly Hotels LP)
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

306 South Henry Street, Suite 100 Williamsburg, Virginia		23185
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (757) 229-5648

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SOHO	The Nasdaq Stock Market LLC
8.0% Series B Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value	SOHOB	The Nasdaq Stock Market LLC
7.875% Series C Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value	SOHOO	The Nasdaq Stock Market LLC

8.25% Series D Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value	SOHON	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Sotherly Hotels Inc. ☐ Sotherly Hotels LP ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Sotherly Hotels Inc. ☐ Sotherly Hotels LP ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Sotherly Hotels Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders on November 17, 2025 (the “Annual Meeting”). The Company is providing the following information regarding the final results of the matters voted on by stockholders at the Annual Meeting:

I.
Election of six (6) directors to serve for the ensuing year and until their respective successors are elected:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Maria L. Caldwell	8,261,062	309,970	6,625,724
David R. Folsom	6,834,930	1,736,102	6,625,724
G. Scott Gibson IV	8,266,167	304,865	6,625,724
Walter S. Robertson III	8,040,867	530,165	6,625,724
Andrew M. Sims	6,748,496	1,822,536	6,625,724
Gen. Anthony C. Zinni	6,714,230	1,856,802	6,625,724
II.
Ratification of the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025: 14,678,788 shares in favor, 454,466 shares against, and 63,502 shares abstaining. There were no broker non-votes for this proposal.
III.
An advisory vote on executive compensation: 6,825,607 shares in favor, 1,722,551 shares against, and 22,874 shares abstaining. There were 6,625,724 broker non-votes for this proposal.
IV.
An advisory vote on the frequency of holding future advisory votes on executive compensation: 6,353,023 shares in favor of one year, 8,281 shares in favor of two years, 2,179,355 shares in favor of three years, and 30,373 shares abstaining. In light of the voting results for this Proposal IV, the Company will hold a non-binding advisory vote on executive compensation every year until the next vote on the frequency of stockholder votes on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: November 17, 2025	SOTHERLY HOTELS INC.

	By:	/s/ Anthony E. Domalski
Anthony E. Domalski
Chief Financial Officer
SOTHERLY HOTELS LP

by its General Partner,
SOTHERLY HOTELS INC.

	By:	/s/ Anthony E. Domalski
Anthony E. Domalski
Chief Financial Officer